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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 8, 1998


                                ARBOR DRUGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    MICHIGAN
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                 (State or Other Jurisdiction of Incorporation)


        0-14491                                          38-2054345
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(Commission File Number)                    (I.R.S. Employer Identification No.)


3331 WEST BIG BEAVER ROAD, TROY, MICHIGAN                            48084
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (248) 643-9420
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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Items 1-4.  Not Applicable.

Item 5.       Other Events.

              On February 8, 1998, Arbor Drugs, Inc., a Michigan corporation (the "Company"), entered into an Agreement and Plan of Merger, dated as of February 8, 1998 (the "Merger Agreement"), with CVS Corporation, a Delaware corporation ("CVS"), and Red Acquisition, Inc., a Michigan corporation and a wholly-owned subsidiary of CVS ("Merger Sub"). The Merger Agreement provides that, following the satisfaction or waiver of the conditions set forth therein, Merger Sub will be merged with and into the Company (the "Merger"). The Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

              Pursuant to the Merger Agreement, at the effective time of the Merger, each share of common stock, par value $.01 per share, of the Company (the "Company Common Stock"), other than shares owned by CVS or any of its subsidiaries, will be converted into the right to receive a number of shares of common stock, par value $.01 per share, of CVS ("CVS Common Stock") determined by dividing $23 by the average closing price per share of the CVS Common Stock on the New York Stock Exchange, Inc. for the ten trading days selected by lot out of the twenty trading days ending on and including the fifth trading day preceding the date of the meeting of shareholders of the Company at which the Merger Agreement will be considered (the "Exchange Ratio"); provided that the Exchange Ratio will not be less than .3182 or more than .3660. The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement.

              In connection with the execution of the Merger Agreement, Eugene Applebaum, his wife and certain family trusts for which Mrs. Applebaum serves as trustee (the "Applebaum Shareholders") entered into an Option and Voting Agreement with CVS. Pursuant to the agreement, the Applebaum Shareholders, the beneficial owners of approximately 24% of the outstanding Company Common Stock, agreed to vote their shares in favor of the approval and adoption of the Merger Agreement and granted CVS an option, exercisable under certain circumstances, to purchase their shares of Company Common Stock.

              On February 9, 1998, CVS and the Company issued a joint press release (the "Press Release") announcing the



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execution of the Merger Agreement. The Press Release is attached hereto as
Exhibit 99 and is incorporated hereby reference.

Item 6.       Not Applicable.

Item 7.       Financial Statements
              Pro Forma Financial Information and Exhibits.
              ---------------------------------------------

   (a)-(b)  Not Applicable.

        (c) Exhibits Required by Item 601 of Regulation S-K.

              2.1 Agreement and Plan of Merger, dated as of February 8, 1998, among Arbor Drugs, Inc., CVS Corporation and Red Acquisition, Inc.

              99 Press Release issued by CVS Corporation and Arbor Drugs, Inc. dated February 9, 1998.

Item 8.       Not Applicable.







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                                    SIGNATURE



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 10, 1998


                                          ARBOR DRUGS, INC.

                                          By: /s/ Gilbert C. Gerhard
                                              ----------------------------
                                              Name: Gilbert C. Gerhard
                                              Title: Sr. Vice President









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                                  EXHIBIT INDEX




Exhibit No.             Description
-----------             -----------

    2.1 Agreement and Plan of Merger, dated as of February 8, 1998, among Arbor Drugs, Inc., CVS Corporation and Red Acquisition, Inc.

    99 Press Release issued by CVS Corporation and Arbor Drugs, Inc. dated February 9, 1998.





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